Fourth Quarter 2024 Earnings February 13, 2025 Chris Cartwright, President and CEO Todd Cello, CFO Exhibit 99.2

2@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Non-GAAP Financial InformationForward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of TransUnion’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those described in the forward-looking statements. Factors that could cause TransUnion’s actual results to differ materially from those described in the forward-looking statements include: macroeconomic effects and changes in market conditions, including the impact of inflation, risk of recession and industry trends and adverse developments in the debt, consumer credit and financial services markets, including the impact on the carrying value of our assets in all of the markets where we operate; our ability to provide competitive services and prices; our ability to retain or renew existing agreements with large or long-term customers; our ability to maintain the security and integrity of our data; our ability to deliver services timely without interruption; our ability to maintain our access to data sources; government regulation and changes in the regulatory environment; litigation or regulatory proceedings; our approach to the use of artificial intelligence; our ability to effectively manage our costs; our efforts to execute our transformation plan and achieve the anticipated benefits and savings; our ability to maintain effective internal control over financial reporting or disclosure controls and procedures; economic and political stability in the United States and risks associated with the international markets where we operate; our ability to effectively develop and maintain strategic alliances and joint ventures; our ability to timely develop new services and the market’s willingness to adopt our new services; our ability to manage and expand our operations and keep up with rapidly changing technologies; our ability to acquire businesses, successfully secure financing for our acquisitions, timely consummate our acquisitions, successfully integrate the operations of our acquisitions, control the costs of integrating our acquisitions and realize the intended benefits of such acquisitions; our ability to protect and enforce our intellectual property, trade secrets and other forms of unpatented intellectual property; our ability to defend our intellectual property from infringement claims by third parties; the ability of our outside service providers and key vendors to fulfill their obligations to us; further consolidation in our end-customer markets; the increased availability of free or inexpensive consumer information; losses against which we do not insure; risks related to our indebtedness, including our ability to make timely payments of principal and interest and our ability to satisfy covenants in the agreements governing our indebtedness; our ability to maintain our liquidity; our dividend payments and dividend rate; share repurchase plans; our reliance on key management personnel; changes in tax laws or adverse outcomes resulting from examination of our tax returns; and other one-time events and other factors that can be found in our Annual Report on Form 10-K for the year ended December 31, 2024, and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K, which are filed with the Securities and Exchange Commission and are available on TransUnion’s website (www.transunion.com/tru) and on the Securities and Exchange Commission’s website (www.sec.gov). TransUnion undertakes no obligation to publicly release the result of any revisions to these forward-looking statements to reflect the impact of events or circumstances that may arise after the date of this presentation. This investor presentation includes certain non-GAAP measures that are more fully described in the appendices to the presentation. Exhibit 99.1, “Press release of TransUnion dated February 13, 2025, announcing results for the quarter and year ended December 31, 2024,” under the heading ‘Non-GAAP Financial Measures,’” furnished to the Securities and Exchange Commission on February 13, 2025. These financial measures should be reviewed in conjunction with the relevant GAAP financial measures and are not presented as alternative measures of GAAP. Other companies in our industry may define or calculate these measures differently than we do, limiting their usefulness as comparative measures. Because of these limitations, these non-GAAP financial measures should not be considered in isolation or as substitutes for performance measures calculated in accordance with GAAP. Reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures for each of the periods included in this presentation are included in the Appendices at the back of this investor presentation.

3@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Fourth quarter 2024 highlights1 2025 strategic priorities2 Fourth quarter 2024 financial results3 2025 guidance and capital allocation priorities4

4@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. *Revenue growth figures referenced above are organic constant currency. International revenue grew double digits* for 15th straight quarter. Double- digit growth in India, Asia Pacific and Latin America U.S. Markets revenue +8% led by Financial Services and Insurance Organic constant currency revenue +9%, +4% excluding mortgage Exceeded guidance on revenue and Adjusted EBITDA for 5th consecutive quarter Prepaid $45M in debt and refinanced term loans to extend maturity and reduce interest expense For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation. Fourth quarter 2024 highlights

In 2024, TransUnion delivered strong financial results while executing on an ambitious business transformation

Deliver Financial Commitments

Transform the Business

Improved revenue and earnings growth

- **9% revenue growth*,** U.S. Markets (+8%) and International (+13%)
- **16% Adjusted Diluted EPS growth,** driven by revenue growth, 90bps+ of margin expansion, and debt prepayments and refinancings

Optimize global operating model

- **Relocated 1,000+ roles** to Global Capability Centers
- **Documented processes and transferred knowledge** to new associates in GCCs
- Delivered **$85 million of transformation savings**

Modernize technology

- Achieved **milestones on tech modernization** with key OneTru migrations:
  - FactorTrust short-term lending bureau
  - SHAPE internal big data and analytics environment
  - New subject selection, decisioning and AI capabilities
- **Prepared for U.S. and India platform migrations in 2025**

Accelerate innovation

- **Launched first set of products built on OneTru**
  - TruValidate Integrated Solutions, TruIQ Data Enrichment and Analytics Studio, TruAudience Native Identity and Data Collaboration
- **Built strong pipeline** for new launches, ahead of expectations

*Revenue growth figures referenced above are organic constant currency.
For additional information, refer to the "Non-GAAP Financial Information" section on slide 2 and the Appendix at the back of this investor presentation.

@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.

5

@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. 6 Drive consistent financial results in a muted but stable market Refine and enhance global operating model Accelerate innovation and growth across solution suites Complete U.S. and India technology modernizations 2025 strategic priorities build upon this momentum to drive our next horizon of growth Transform the BusinessDeliver Financial Commitments

Drive consistent financial results

Expect solid 2025 results in a continued stable but muted market environment

Revenue
+3.5% to +5%

+4.5% to +6%
organic constant currency

- **Underlying growth consistent with 2024,** excluding mortgage and breach
  - Mortgage +2% tailwind vs. +4% tailwind in 2024
  - Breach (1%) headwind vs. +1% tailwind in 2024
  - **No expectation for interest rate cut benefits**
- **U.S. Markets** driven by modest non-mortgage volume growth; mortgage pricing; Insurance; and new wins
- **International** broad-based strength, with India growth improving in H2

Adjusted EBITDA
+3% to +6%

~(100)bps growth
headwind from FX

- **Modest margin expansion at high-end of range**
  - Revenue flow through and cost management support continued investments in growth and transformation
- **Next wave of transformation savings targeted for 2026**

Adjusted Diluted EPS
+1% to +4%

~(600)bps growth headwind
from FX and higher tax rate

- **Higher adjusted tax rate in 2025** impacted by global tax reform, including global minimum tax
- **Interest expense benefit** from 2024 debt prepayments and refinancings

For additional information, refer to the "Non-GAAP Financial Information" section on slide 2 and the Appendix at the back of this investor presentation.

@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.

7

8@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Future revenue and earnings upside when U.S. credit volumes improve from below-trend levels Mortgages Auto Loans Credit Cards Unsecured Personal Loans Drive consistent financial results 6.8 8.4 4.3 4.3 2019 2022 2023 2024 28.2 26.6 24.4 24.5 2019 2022 2023 2024 66.9 83.0 80.2 74.9 2019 2022 2023 2024 18.6 22.4 19.7 20.8 2019 2022 2023 2024 Source: TransUnion Consumer Credit Database. Bar charts represent total industry- level originations (millions) on a trailing-twelve-month basis from Q3 of the stated year. • Limited new home inventory weighing on purchase volume • Refinance volumes at multi-decade lows • Higher inventory and incentives supports improved sales • Replacement cycle adds to pent-up demand • FinTech funding continues to recover • Significant debt consolidation opportunity • Consumer delinquencies stable in Q4 • Replenished deposit bases for small- and medium-sized lenders Originations (in millions)

9@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Implemented major operating model improvements in 2024 • Local workforce reductions largely completed in early 2024; ongoing role migrations within normal course - Added senior management roles in Global Capability Centers (GCCs) to support increased headcount across expanded range of enterprise functions - New positions to be filled in the GCCs through year-end • Transition playbook ensures rigorous process documentation and knowledge transfer - Significant investment in employee training and performance monitoring Continuous improvement in 2025  • Confirm location and functional strategy of GCCs to ensure optimal coverage - Increase resources in Latin America time zones - Ensure right scope of products and functions - Further rationalize suppliers • Create end-to-end ownership of key product and functions within GCCs - Reimagine talent operating model to co-locate senior leaders with product and engineering teams - Measure success based on business value realized and services levels achieved to geographies • Execute refinements within ongoing operations Creating a world-class global operating model to support product, geographic, and vertical growth Refine and enhance global operating model

Complete U.S. and India technology modernizations

Modernizing our technology and product platforms to accelerate innovation and drive cost savings

Product Suites and Brands

Technology Platforms


Customers
TruVision. Risk Management
TruAudience. Marketing
TruValidate. Fraud Prevention
TruIQ. Advanced Analytics
TruEmpower. Consumer Engagement
TruLookup. Investigations
TruContact. Communications
Data Management
Identity
OneTru
Solutions Enablement Platform
Analytics
Delivery
Hybrid multi-cloud
aws
Private
OneDev
Infrastructure Operating System
Common global services
(e.g., security, compliance, developer tools)
ISO
SOC 2 TYPE 2
PCI
DSS

Consolidate disparate point solutions into **integrated product suites**

Centralized data and intelligence hub to **accelerate innovation**

Standardized development tools and infrastructure to **drive cost savings**

@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.

10

Complete U.S. and India technology modernizations

Delivering on significant milestones toward completing first phase of technology modernization in 2025

	Milestones:	Next steps:
FactorTrust Short-term lending bureau	Launched end-to-end capabilities; migrated half of customers	Migrate remaining customers over course of 2025
SHAPE Internal analytics environment	Activated 90% of all data science and analytics use cases	Migrate business support use cases and decommission legacy platform in 2025
U.S. Credit	Went live with batch and online capabilities for one of largest customers	Start migration of largest 50 customers later in Q1
India Analytics	Moved 5 years of data assets, supporting 60% of users and 35% of use cases	Complete migration of all data and analytics work; launch TruIQ Analytics Suite and Innovation Labs
Consumer Solutions	Announced launch of new direct-to-consumer freemium user experience	Consolidate underlying credit and identity services platforms on OneTru

@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.

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12@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Credit 50% Consumer 16% Marketing 8% Fraud 7% Communications 7% All Other 12% Credit 44% Consumer 18% Marketing 10% Fraud 5% Communications 9% All Other 14% Credit 71% Consumer 9% Marketing 1% Fraud 15% All Other 4% Note – “All Other” includes investigative solutions as well as vertical- and country-specific solutions + = U.S. Markets ($3.2 billion) International ($1.0 billion) Total Company ($4.2 billion) Scaling innovative and global solution families Accelerate innovation and growth across solution suites Revenue by Solution Family (FY 2024)

Accelerate innovation and growth across solution suites

Accelerating innovation and growth potential across integrated solution suites in 2025

Today's Spotlight

Credit / Analytics	Marketing	Fraud	Communications	Consumer
Unlock multibillion $ analytics enablement opportunity	**Become a recognized leader in identity solutions**	**Be our customers' "first call" for fraud mitigation**	**Transform phone experience for customers and consumers**	**Empower consumers with credit monitoring, ID protection and offers**
• Expand **data, identity, and decisioning services** to address customer needs • Accelerate sales of **TruIQ Data Enrichment** (on-demand credit marketing) • Complete launch of **Advanced Acquisition** – modular suite enabling end-to-end credit marketing	• **Deploy Identity, Audience Building and Analytics solutions** to extend deeper into customer workflows • **Accelerate cloud-based Identity growth** with partners like Snowflake and Google • Strengthen brand awareness and cross-functional go-to-market	• Leverage comprehensive fraud signal to **enhance existing solutions** • **Drive new wins with TruValidate Integrated Solutions** enhanced data signals, analytics and model capabilities • Mature cross-functional go-to-market approach	• **Grow Trusted Call Solutions** – targeting $150M revenue in 2025F ($80M 2023; $115M 2024) • Improve mobile call experience with **Branded Call Display** • Restore trust in call display with **Spoofed Call Protection**	• Enhance direct-to-consumer offering with **freemium launch** • Consolidate credit education and identity protection on a **single global platform** • **Enable highly personalized credit offers** via planned Monevo acquisition

Each contributing to 2025 growth; expect high-single digit growth or greater long-term

@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.

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Accelerate innovation and growth across solution suites

New freemium direct-to-consumer offering, enabled in collaboration with Credit Sesame

- Nationally-recognized brand
- Existing premium consumers
- Organic consumer traffic
- Operational and compliance rigor and controls

- Private-labeled freemium platform
- Offers inventory and engine
- Product expertise, award-winning mobile app

TransUnion-branded freemium offering


720
Credit Freeze
Credit Dispute

Phased launch through H1 2025

Freemium is a business model that enables consumers to sign up for a free experience with core functionality, while also providing an optional upgrade to a premium subscription service that unlocks a wider-breadth of valuable functionality.

@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.

14

Accelerate innovation and growth across solution suites

Enabling a sustainable growth path for Consumer Direct

Freemium launch will complement premium credit monitoring and identity protection tools

Direct entry into attractive direct-to-consumer freemium space

- **Participate in multibillion $ market opportunity**
  - TransUnion currently serves freemium space only through channel partners
- **Accelerate speed to market**
  - Freemium website/app launch includes full offers inventory of Credit Sesame
  - Access to Credit Sesame's pipeline of innovation
- **Reduce upfront technology investment compared to self-build**

Deeper relationships with consumers and customers

- **Reach more consumers in more ways**
  - Millions of consumers visit TransUnion properties annually, but only a fraction convert to paid users
  - Engage more consumers with free offering, along with streamlined path to upgrade to premium services
- **Provide financial and insurance customers with a new avenue for consumer acquisition**
  - Positive feedback from customers during planning

@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.
15

Accelerate innovation and growth across solution suites

Reinvigorating Consumer Interactive with an expansive offering

Meet consumers where they are… …and empower each consumer to meet their individual goals.	**Direct** (Consumers visiting TU's digital properties)	**Indirect** (Consumers engaged via TU's partners)
Learn Educate and empower consumers throughout their financial journeys	✓ (new or improved) Engaging and intuitive freemium experience	✓ (existing) Leading partner to freemium and paid providers
Build Facilitate access to financial offers, helping consumers make informed choices	✓ (new or improved) Offers integrated into freemium offering	✓ (new or improved) Highly personalized credit offers via Monevo
Protect Provide premium credit monitoring and ID protection for ongoing security	✓ (new or improved) Identity protection integrated into freemium offering	✓ (existing) Bolstered identity protection capabilities with Sontiq

✓ Existing capability ✓ New or improved capability

@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.

16

Accelerate innovation and growth across solution suites

Consumer Interactive positioned for sustainable mid-single digit or greater revenue growth

Consumer Interactive
$589 million revenue (2024)


Direct
~25%
Indirect
~75%
Identity Protection
and Breach
(Sontiq)
~30%

Drivers of growth

- **Direct –** Stabilize premium base and monetize freemium channel
  - 2025 will be transition year with new offering
- **Indirect –** Expand services to customers, including personalized offers via Monevo
  - Beneficiary of stabilization in card and lending marketing
- **Identity Protection and Breach –** Continue to scale and win breach remediation contracts
  - Grew from ~$95M in 2022 to ~$165M in 2024

@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.

17

18@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Consolidated fourth quarter 2024 highlights For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation. Reported ($M) Y/Y Change Revenue $1,037 9% Organic Constant Currency Revenue 9% Adjusted EBITDA $378 16% Adjusted EBITDA Margin 36.5% 230bps Adjusted Diluted EPS $0.97 21% • Organic constant currency revenue growth of +9%, or +4% excluding mortgage • Strong margin expansion from revenue growth and transformation savings Q4 2024 Results

Q4 2024 Results

U.S. Markets fourth quarter 2024 highlights

	Reported ($M)	Reported Y/Y	FX Impact	Organic Constant Currency
Revenue	**$792**	**8%**	**–**	**8%**
Financial Services	356	21%	–	21%
Emerging Verticals	302	4%	–	4%
Consumer Interactive	134	(11)%	–	(11)%
Adjusted EBITDA	**$312**	**16%**	**–**	**16%**

Note: Rows may not foot due to rounding. For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation.

- U.S. Financial Services **+21%**, or **+7%** excluding mortgage
  - Card & Banking **+6%**
  - Consumer Lending **+3%**
  - Auto **+7%**
  - Mortgage **+80%**, compared to inquiries +4%
- Emerging Verticals **+4%** led by double-digit growth in Insurance
- Consumer Interactive **-11%,** comparing against strong breach win in Q4 2023
- **Neustar finished the year well**
  - Grew revenue mid-single digit in 2024 and expanded Adjusted EBITDA margins to 35%
  - Delivered $100 million of cost savings since acquisition

@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.

19

20@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. International fourth quarter 2024 highlights Note: Rows may not foot due to rounding. For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation. • India (+18%) commercial, fraud and direct-to-consumer offsetting modest declines in online credit volumes • U.K. (+3%) gradual volume improvement in banking and FinTech • Canada (+8%) led by consumer indirect, fraud and insurance • Latin America (+15%) broad- based across Colombia, Brazil and other markets Reported ($M) Reported Y/Y FX Impact Organic Constant Currency Revenue $245 11% (1)% 12% Canada 39 5% (3)% 8% Latin America 34 7% (8)% 15% U.K. 59 6% 3% 3% Africa 18 13% 5% 8% India 67 17% (1)% 18% Asia Pacific 29 19% (1)% 20% Adjusted EBITDA $107 11% (2)% 13% *Revenue growth figures referenced above are organic constant currency. Q4 2024 Results

Planned acquisition of Trans Union de Mexico, the leading consumer credit bureau in Mexico

~$145M[1] of revenue in 2024F

Vertical Mix


Other[2]
~30%
Financial Services
~70%

Solutions Mix


Fraud / Other
~15%
Credit (largely reports and scores)
~85%

[1] Estimated 2024 revenue of Trans Union de Mexico based on 20.53 USD/MXN exchange rate as of 1/14/25.

[2] Other verticals include Retail, Telco, and Public Sector

- **Largest player in growing $300 million+ Mexican market;** leader in credit risk with emerging presence in fraud and consumer solutions
- **Strong growth profile** with high-single digit revenue CAGR over the last decade
- **Serves leading Mexican financial institutions and other key telco and retailers,** with majority of revenue tied to credit reports and scores
- **Established in 1996,** currently owned by TransUnion (~26%), the largest banks in Mexico and other minority investors
  - TransUnion has deep knowledge of business as founding shareholder, board member and technology provider

@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.
21

22@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. 1We define Leverage Ratio as net debt divided by Consolidated Adjusted EBITDA for the most recent twelve-month period including twelve months of Adjusted EBITDA from significant acquisitions. Net debt is defined as total debt less cash and cash equivalents as reported on the balance sheet as of the end of the period. Total debt is netted for deferred financing fees / original issue discount. Note: For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation. Strong de-levering throughout 2024 Leverage Ratio1 4.3x 3.9x 3.4x 3.1x 4.1x 3.5x 3.1x 3.5x 3.8x 3.6x 3.0x 2015 IPO 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Balance Sheet • Roughly $5.1 billion of debt and $679 million cash at quarter-end • $45 million debt prepayment in Q4; $150 million in 2024 • Average effective cost of debt (net of swaps) of 4.3%

Financial Guidance

First quarter 2025 guidance

Reported Revenue: $1,060M to $1,074M	+4% to +5%
M&A contribution:	*No impact*
FX contribution:	*~1pt. headwind*
Organic Constant Currency Revenue:	**+5% to +6%**
Mortgage impact:	*~2pt. benefit*
Organic CC Revenue ex. Mortgage:	**+3% to +4%**
Adjusted EBITDA: $376M to $384M	**+5% to +7%**
FX contribution:	*~2pt. headwind*
Adjusted EBITDA margin:	***35.5% to 35.8%***
Adjusted EBITDA margin bps change:	*+40bps to +70bps*
Adjusted Diluted EPS: $0.96 to $0.99	**+4% to +8%**

Note: For additional information, refer to the "Non-GAAP Financial Information" section on slide 2 and the Appendix at the back of this investor presentation.

Revenue

- Assumes similar lending and marketing trends to Q4 2024
- Mortgage inquiries expected to decline 10%+

Adjusted EBITDA

- Expected margin expansion driven primarily by annualization of transformation savings

@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.

23

24@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. • High-end of guidance assumes similar conditions to 2024 • ~1% revenue headwind from breach comparison, assuming no large-scale wins in 2025 – Consumer Interactive up low- single digit excluding breach • U.S. mortgage: Expect ~20% revenue growth based on modest inquiry declines – U.S. mortgage was ~11% of 2024 revenue Note: For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation. Full-year 2025 revenue guidance Reported Revenue: $4.333B to $4.393B +3.5% to +5% M&A contribution: No impact FX contribution: ~1pt. headwind Organic Constant Currency Revenue: +4.5% to +6% Mortgage impact: ~2pt. benefit Organic CC Revenue ex. Mortgage: +2.5% to 4% Organic Growth Assumptions • U.S. Markets up mid-single digit (up low-single digit excluding mortgage) – Financial Services up low-double digit (up mid-single digit excluding mortgage) – Emerging Verticals up mid-single digit – Consumer Interactive down low-single digit • International up high-single digit (constant-currency) Note: For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation. Financial Guidance

25@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. The adjusted tax rate guidance of ~26.5% reflects expected full year GAAP effective rate of ~31.5% less the elimination of discrete adjustments and other items totaling ~(5%). For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation. Full-year 2025 Adjusted EBITDA, Adjusted Diluted EPS and other guidance Adjusted EBITDA: $1.549B to $1.590B +3% to +6% FX contribution: ~1pt. headwind Adjusted EBITDA margin: 35.8% to 36.2% Adjusted EBITDA margin bps change: (20)bps to +20bps Adjusted Diluted EPS: $3.93 to $4.08 +1% to +4% Adjusted Tax Rate: ~26.5% Total D&A: ~$570M D&A ex. step-up from 2012 change in control and subsequent acquisitions: ~$285M Net Interest Expense: ~$195M CapEx: ~8% of revenue Financial Guidance Assumptions • Adjusted Diluted EPS headwind from FX (~2%) and higher tax rate (~4%) – Adjusted tax rate impacted by global tax reform, including global minimum tax • Lower interest expense due to 2024 prepayments and refinancings, lower SOFR • Anticipate using excess cash for debt prepayment and/or share repurchases; however, guidance assumes no capital allocation benefit

Financial Guidance

Bridge to 2025 Adjusted EBITDA Guidance


$1,506M
$104M
$10M
Now achieved $95M annual run-rate savings
($30M)
$1,590M
2024 Adjusted EBITDA
Revenue flow-through less people and technology cost inflation
Annualization of transformation savings
Growth investments
2025F Adjusted EBITDA (High-End)

Focus areas of investment:

- Technology and platform enhancements
- New product innovation
- Incremental sales specialists
- International expansion

Note: For additional information, refer to the "Non-GAAP Financial Information" section on slide 2 and the Appendix at the back of this investor presentation.

@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.

26

Capital Allocation

Strengthening free cash flow in 2025 and beyond

Free cash flow conversion


95%+
Impacted by M&A integration and transformation investments
~50%
Complete remaining transformation investments
~70%
90%+
2015 - 2021
2022 - 2024
2025
2026+

Free cash flow conversion defined as (cash flow from operations less capex) as a percent of adjusted net income; 2022-2024 conversion excludes $355M tax payment in 2022 related to gain on sale of Healthcare business. 2015 – 2021, and 2022 – 2024 represent average annual free cash flow conversion

Path to improving free cash flow

- **Continue to grow revenue and earnings**
- **Complete multi-year transformation program**
  - $100-120M of one-time spend remaining in 2025
  - Remaining ~$35M of transformation operating expense savings expected in 2026; ~$130M total
  - No further “Accelerated Technology Investment” addbacks upon program completion
- **Reduce capital intensity**
  - CapEx at 6% of revenues starting in 2026
  - CapEx focused more on product investments
- **Optimize working capital usage**

For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation.

@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.

27

28@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Strong free cash flow and optimized leverage enables balanced capital allocation Capital Allocation For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation. Prioritize growth investments • Fund growth investments while expanding margins, supported by revenue growth and ongoing business optimization • Focus areas of investment: – Technology and platform enhancements – New product innovation – Incremental sales specialists – International expansion • Consider bolt-on M&A aligned to growth strategy Manage leverage and liquidity • Now targeting Leverage Ratio of <2.5x (prior <3x) – Expect natural de-leveraging in 2025 • Continue to evaluate debt structure and voluntary prepayments • Maintain appropriate cash balances and explore repatriation opportunities – ~64% of current cash is overseas Increase capital returns to shareholders • Grow dividend alongside Adjusted Net Income – Raising quarterly dividend to $0.115 from $0.105 – Maintain 10%-15% dividend payout ratio • Increase bias toward share repurchases going forward – Board authorized new $500 million share repurchase program – Modest level of repurchases in 2025, balanced against de-levering and managing capital for TransUnion de Mexico acquisition

29@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Disciplined M&A approach aligned to growth strategy Strategic Focus for M&A M&A is an important strategic tool, but strength of portfolio creates a high bar • Ongoing transformation supports a generation of innovation-led growth • Not seeking large, transformational M&A Focus for bolt-on M&A and minority investments: • Foreign credit bureaus • Data assets centered around consumer identity • Complementary capabilities for core solutions Capital Allocation For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation. Financial Considerations M&A evaluated against all alternatives to maximize long- term free cash flow per share Key financial guideposts:  Attractive cash-on-cash return and unlevered IRR exceeding cost of capital  Additive to revenue growth rate  Strong profitability with path to scale to company-level margins  Accretive to Adjusted Diluted EPS by Year 2  Ability to return to target leverage within one year

30@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Expecting in 2025 to deliver +4.5% to +6% organic constant currency revenue growth Exceeded Q4 guidance for revenue and Adjusted EBITDA 2025 priorities: Refine and strengthen operating model, complete U.S. and India technology modernization, and accelerate pace of innovation Note: For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation.

31@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Q&A

32@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Appendices and Non-GAAP Reconciliations

Completing U.S. and India technology modernization will drive remaining transformation program cost savings

Investments

- **$355-375M of one-time expenses to capture benefits**
  - $257 of one-time expenses thus far ($78M in 2023; $179M in 2024)
  - Remaining ~$100-120M expected in 2025
- **Capex of ~8% of revenues in 2024 and expected in 2025**
  - Lower capex in 2024 (vs. ~9% expectation) driven by spending efficiency

Benefits

- **$200M free cash flow benefit expected by 2026**
  - $120 to 140M of operating expense savings
  - Capex to 6% of revenues by 2026 or $70-80M* reduction
- **~$95M run-rate operating expense savings in 2024**
  - Resulted from pull-forward of savings related to operating model optimization
  - Tech modernization expected to be completed by YE 2025; remaining ~$35M of savings realized in 2026
- **Step change improvement in innovation to drive revenue growth**

*Based on capex reduction from 8% of revenues to 6% on 2023 revenue base

@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.

33

34@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. U.S. Markets revenue composition (FY 2024) Card & Banking 31% Consumer Lending 20% Mortgage 31% Auto 18% Insurance 27% Tech, Retail & E- Commerce 22% Tele- Communications 19% Media 14% Tenant & Employment Screening 6% Collections 6% Public Sector 5% Direct 25% Indirect 75% Note: ~1% of revenue in administrative/other Financial Services (~$1.4 billion) Emerging Verticals (~$1.2 billion) Consumer Interactive (~$0.6 billion)

35@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Debt profile and 2025F interest expense bridge Debt Profile (12/31/24) 2025F Interest Expense Bridge Notional ($B) Expiry Rate Term Loan Tranche Term Loan A-4 1.3 Jun’29 SOFR + 1.50% Term Loan B-5 0.1 Nov’26 SOFR + CSA + 1.75% Term Loan B-9 1.9 Jun’31 SOFR + 1.75% Term Loan B-8 1.9 Jun’31 SOFR + 1.75% Swaps* June 2022 1.1 Jun’25 Receive SOFR, Pay 0.87% December 2021 1.6 Dec’26 Receive SOFR, Pay 1.39% December 2024 1.1 Dec’27 Receive SOFR, Pay 3.54% • ~72% of debt is currently swapped to fixed rate • 2025 net interest expense guidance assumes no additional debt prepayment or incremental debt $237M ~$195M ~($8M) ~($12M) ~($22M) 2024 Net Interest Expense 2024 Prepayments Refinancings SOFR, Hedges, Other 2025F Net Interest Expense

36@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Adjusted EBITDA and Adjusted EBITDA Margin

37@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Adjusted Net Income and Adjusted Diluted EPS

38@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Adjusted Effective Tax Rate

39@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Leverage Ratio

40@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Non-GAAP Adjustment Footnotes As a result of displaying amounts in millions, rounding differences may exist in the tables and footnotes. 1. Consisted of amortization of intangible assets from our 2012 change-in-control transaction and amortization of intangible assets established in business acquisitions after our 2012 change-in-control transaction. 2. During the quarter ended September 30, 2023, we recorded a goodwill impairment of $414.0 million related to our United Kingdom reporting unit in our International segment. 3. Mergers and acquisitions, divestitures and business optimization consisted of the following adjustments: 4. Represents expenses associated with our accelerated technology investment to migrate to the cloud. There are three components of the accelerated technology investment: (i) building foundational capabilities which includes establishing a modern, API-based and services- oriented software architecture, (ii) the migration of each application and customer data to the new enterprise platform, including the redundant software costs during the migration period, as well as the efforts to decommission the legacy system, and (iii) program enablement, which includes dedicated resources to support the planning and execution of the program. The amounts for each category of cost are as follows:

41@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Non-GAAP Adjustment Footnotes 5. Operating model optimization consisted of the following adjustments: 6. Net other consisted of the following adjustments: 7. Consolidated Adjusted EBITDA margin is calculated by dividing Consolidated Adjusted EBITDA by total revenue. 8. Total adjustments for income taxes represents the total of adjustments discussed to calculate the Adjusted Provision for Income Taxes 9. Other adjustments for income taxes include:

42@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Adjusted EBITDA and Adjusted EPS Guidance As a result of displaying amounts in millions, rounding differences may exist in the table. 1. These adjustments include the same adjustments we make to our Adjusted EBITDA and Adjusted Net Income as discussed in the Non-GAAP Financial Measures section of our Earnings Release. 2. Consolidated Adjusted EBITDA margin is calculated by dividing Consolidated Adjusted EBITDA by total revenue.